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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A
                                 AMENDMENT NO. 1

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported):
                                 January 5, 2001


                         SPEECHWORKS INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)


     DELAWARE                          000-31097                04-3239151
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 (State or other                 (Commission File Number)   (IRS Employer
 jurisdiction of incorporation)                             Identification No.)


                      695 ATLANTIC AVENUE, BOSTON, MA 02111
               ---------------------------------------------------
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (617) 428-4444


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                 Amendment No. 1 to Current Report on Form 8-K/A

         SpeechWorks International, Inc. hereby amends Items 2, 5 and 7 of its Current Report on Form 8-K, which was filed on January 19, 2001 as follows:

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         The information previously disclosed in Item 2 in the Form 8-K filed on January 19, 2001 should have been disclosed in Item 5 of that Form 8-K rather than in Item 2 and this Amendment hereby removes that disclosure from Item 2 and places it in Item 5.

ITEM 5. OTHER MATTERS.

         The information previously disclosed in Item 2 of the Form 8-K filed on January 19, 2001 that should have been disclosed in Item 5 is hereby repeated in its entirety:

         On January 5, 2001, we completed our previously announced acquisition of all of the issued and outstanding shares of capital stock of Eloquent Technology, Inc. ("Eloquent"), pursuant to that certain Agreement and Plan of Merger dated as of December 19, 2000 among us, Eloquent, SpeechWorks Acquisition Sub, Inc. ("SpeechWorks Acquisition Sub"), our wholly-owned subsidiary, and the sole shareholder of Eloquent. SpeechWorks develops and implements speech recognition software and solutions. Eloquent was a supplier of speech synthesis or text-to-speech software and systems.

         Eloquent has merged with and into SpeechWorks Acquisition Sub, with SpeechWorks Acquisition Sub as the surviving corporation, effective as of January 5, 2001. Each share of Eloquent common stock issued and outstanding immediately prior to the merger was converted into the right to receive 2998.73 shares of SpeechWorks common stock. As a result of the acquisition, we issued 299,873 shares of our common stock, valued at $16 million based on the average closing price of our common stock over the 30 trading days immediately preceding December 19, 2000. Additionally, we paid the sole shareholder of Eloquent $5.25 million in cash from our cash reserves.

         Under the terms of the agreement, 20% of the common stock issued and $500,000 of the $5.25 million in cash will be held in escrow for 12 months to satisfy any indemnification claims arising out of breaches of the representations and warranties of the sole shareholder of Eloquent.

         The Merger Agreement is incorporated by reference and included as
Exhibit 2.1.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)      Financial statements of business acquired.

         As the information is now disclosed in Item 5 and the acquisition does not meet the significance tests pursuant to Regulation S-X, Rule 3-05, no financial statements are required to be filed.


(b)      Pro forma financial information.

         As the information is now disclosed in Item 5 and the acquisition does not meet the significance tests pursuant to Regulation S-X, no pro forma financial information is required to be filed.


(c)      Exhibits.

         EXHIBIT NO.                DESCRIPTION

         *2.1 Agreement and Plan of Merger dated as of December 19, 2000 among SpeechWorks International, Inc., Eloquent Technology, Inc., SpeechWorks Acquisition Sub, Inc. and the sole shareholder of Eloquent Technology, Inc. (excluding the schedules and exhibits thereto).

-----------------------

         * Previously filed.


                                     Page 2

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              SPEECHWORKS INTERNATIONAL, INC.




Date:    March 20, 2001                       By: /s/ STUART R. PATTERSON
                                                  -----------------------------
                                                  Name: Stuart R. Patterson
                                                  Title: Chief Executive Officer